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                                                                    EXHIBIT 10.9



                  AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") is made and entered into on the 7th day of May, 1997, by and between Capital Senior Living Corporation, a Delaware corporation ("CSL" or "the Company"), and Jeffrey L. Beck, an individual residing in the State of Texas ("Employee").


         1.  EMPLOYMENT COMMENCEMENT; APPOINTMENT, TITLE AND DUTIES.

                 A) This Agreement shall commence upon the date on which the Company, or a Designated Affiliate of the Company (hereinafter defined) which controls the Company or into which the Company merges, consolidates or otherwise combines, has consummated a public offering of its common stock ("Employment Commencement Date"). This Agreement shall terminate in the event the Employment Commencement Date does not occur on or before June 30, 1998.

                 B) CSL hereby employs Employee to serve in the positions of Chief Executive Officer and as Co-Chairman of its Board of Directors and a member of the Executive Committee of the Board. In such capacity, Employee shall report to the Board of Directors of CSL and shall have such powers, duties and responsibilities as are customarily assigned to the Chief Executive Officer and Co-Chairman. In addition Employee shall have such other duties and responsibilities as may reasonably be assigned to him by the Company's Board of Directors, including serving with the consent or at the request of CSL on the board of directors of affiliated corporations.

         2. TERM OF AGREEMENT. The initial term of this Agreement shall be for a four (4) year period commencing on the Employment Commencement Date; however, the term of this Agreement shall automatically be extended on each anniversary of the Employment Commencement Date so that there are three (3) years remaining on the term of the Agreement. Except as set forth in Paragraph 14, this Agreement shall terminate upon the earlier of: (i) the date of the voluntary resignation of Employee, (ii) the date of Employee's death or determination of Employee's disability (as defined in Paragraph 6 below), (iii) the date of notice by CSL to Employee that this Agreement is being terminated by CSL whether "for cause" (as defined in Paragraph 6 below) or without cause, or (iv) upon the date a notice of intent to resign for "good reason" (as defined in Paragraph 6 below) is delivered to the Company by Employee.

         3. ACCEPTANCE OF POSITION. Employee hereby accepts the positions assigned by the Board of Directors, and agrees that during the term of this Agreement he will perform his duties in a reasonable amount of time. Employee agrees to perform his duties faithfully, diligently and to the best of his ability, to use his best efforts to advance the best interests of the Company at all times.
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         4.  SALARY AND BENEFITS.  During the term of this Agreement:

                 A)       CSL shall pay to Employee a base salary at an annual
                          rate of not less than   $175,000.00  per annum, paid
                          in approximately equal installments no less frequently than semi-monthly. Employee shall be eligible for an annual bonus, if available, as determined by the Compensation Committee of the Company (or the Company's Board of Directors if no Compensation Committee has been established), starting with the Employment Commencement Date. Employee shall receive a performance and compensation review on or about each anniversary of the Employment Commencement Date. The Company shall deduct from Employee's compensation and bonus all applicable local, state, Federal or foreign taxes, including, but not limited to, income tax, withholding tax, social security tax and pension contributions (if any).

                 B) Employee shall participate in all health, retirement, Company-paid insurance, sick leave, disability, expense reimbursement and other benefit programs, if any, which CSL makes available, in its sole discretion, to its senior executives; however, nothing herein shall be construed to obligate the Company to establish or maintain any employee benefit program. The Company may purchase and maintain in force a death and disability insurance policy in an amount at all times equal to not less than an amount equal to Employee's annual base salary multiplied by three (3). The Company shall be the beneficiary of said policy and shall use said policy for the purposes described in Paragraph 7(A)(i), below. Reimbursement of Employee's reasonable and necessary business expenses incurred in the pursuit of the business of the Company or any of its affiliates shall be made to Employee upon his presentation to the Company of itemized bills, vouchers or accountings prepared in conformance with applicable regulations of the Internal Revenue Service and the policies and guidelines of the Company.

                 C) Employee shall be entitled to a minimum vacation time in an amount of eight (8) weeks per year.

                 D) The Company agrees to provide Employee with a car allowance of $300.00 per month, which shall be paid when Employee's base salary is paid, gasoline credit cards, and a long distance telephone credit card.
                          The Company also agrees to promptly reimburse Employee for the cost of obtaining a mobile phone and the monthly charges from the use of such mobile phone upon Employee's submission of reasonably satisfactory documentation of those costs and expenses to the Company.



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         5.  STOCK OPTIONS.  If the Company adopts a stock option plan or other incentive compensation plan, Employee shall receive options to purchase Company Common Stock. The number of shares of Common Stock of the Company covered by options to be granted to Employee and the exercise price of the options shall be determined by the Compensation Committee, if it exists, and in the absence of a Compensation Committee, by the Board of Directors. The number of shares, exercise price and other terms of such options shall be at least as favorable to Employee as those contained in options granted to the Company's chief executive officer or any other officer of the Company and its subsidiaries.

         6.  CERTAIN TERMS DEFINED.  For purposes of this Agreement:

                 A) Employee shall be deemed to be disabled if a physical or mental condition shall occur and persist which, in the written opinion of two (2) licensed physicians, has rendered Employee unable to perform the duties of Chief Executive Officer, Co-Chairman and member of the Board of Directors of CSL for a period of ninety
                          (90) consecutive calendar days or more, and which condition, in the opinion of such physicians, is likely to continue for an indefinite period of time, rendering Employee unable to return to his duties for CSL. One (1) of the two (2) physicians shall be selected in good faith by the Board of Directors of CSL, and the other of the two (2) physicians shall be selected in good faith by Employee. In the event that the two (2) physicians selected do not agree as to whether Employee is disabled, as described above, then said two (2) physicians shall mutually agree upon a third (3rd) physician whose written opinion as to Employee's condition shall be conclusive upon CSL and Employee for purposes of this Agreement.

                 B) A termination of Employee's employment by CSL shall be deemed to be "for cause" if it is based upon (i) a final, nonappealable conviction of Employee for commission of a felony involving moral turpitude,
                          (ii) Employee's willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation, or
                          (iii) Employee's material failure or refusal to perform his duties in accordance with this Agreement, if Employee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Employee in writing of such failure or refusal to perform.

                 C) A resignation by Employee shall not be deemed to be voluntary, and shall be deemed to be a resignation for "good reason" if it is based upon (i) a material diminution or change in Employee's duties, base salary or annual minimum bonus which is not part of an overall diminution or change for all executive officers of the Company, or (ii) a material breach by CSL of the Company's obligations to Employee under this Agreement or under

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                          the Company's stock option or incentive compensation
                          plan, if adopted, or (iii) a relocation of the company's principal executive offices to any county other than Dallas County or any county contiguous thereto.

                 D) "Designated Affiliate of the Company" shall mean Capital Senior Living Corporation, Capital Senior Development, Inc., Capital Senior Management 1, Inc., Capital Senior Management 2, Inc. or other affiliated entities formed to provide similar services, such as Capital Senior Management 3, Inc., and Quality Home Health Care, Inc.


                 E) "Registration Event" shall mean the Company or any Designated Affiliate of the Company has terminated Employee other than "for cause," as described above, or Employee's resignation for good reason. The date on which a Registration Event occurs shall be the date of termination.


                 F) "Affiliate" with regard to Employee means a person that is controlled by him. For purposes of this definition, "Control" when used with respect to any person means the power to direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.

         7.  CERTAIN BENEFITS AND OBLIGATIONS UPON TERMINATION.

                 A)       In the event that Employee's employment terminates
                          (i) because of death or disability, (ii) because CSL has terminated Employee other than "for cause," as described above, or (iii) because Employee has voluntarily resigned for "good reason," as described above, then,

                          i) CSL shall pay Employee in accordance with its Corporate Policies and Procedures Manual his base salary plus his minimum annual bonus for the balance of the term of this Agreement, but not less than two (2) years (base salary plus minimum annual bonus for three (3) years if termination due to a Fundamental Change) from the date of the notice of termination, and Employee shall retain all his Company stock options that are vested; provided, however, the benefits described in this Paragraph 7(A)(i) shall terminate at such time as Employee materially breaches the provisions of Paragraphs 8 or 9 hereof;

                          ii) A Fundamental Change shall be defined as any of the following: (A) a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of the
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                                  Company's Common Stock, other than a
                                  consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (B) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;
                                  (C) the cessation of control (by virtue of their not constituting a majority of directors) of the Board of Directors of the Company by the individuals (the "Continuing Directors") who (x) at the date of this Agreement were directors or (y) become directors after the date of this Agreement and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Agreement or whose election or nomination for election was previously so approved; (D) the acquisition of beneficial ownership (within the meaning of Rule 13d- 3 under the Securities Exchange Act of 1934) of an aggregate of 20% or more of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934) who beneficially owned less than 15% of the voting power of the Company's outstanding voting securities on the date of this Agreement, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company's outstanding voting securities on the date of this Agreement; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Fundamental Change hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a wholly-owned subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (E) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

                          iii) All accrued but unpaid or unused vacation, sick pay and expense reimbursement shall be calculated in accordance with CSL's Corporate Policies and Procedures Manual and shall be promptly paid to Employee upon such termination.

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                 B)       In the event that Employee's employment terminates
                          for any other cause other than those set forth in Paragraph 7(A), then,

                          i) CSL shall promptly pay Employee his base salary and prorated minimum base bonus, up to and through the date of termination; and

                          ii) All accrued but unpaid or unused vacation, sick pay and expense reimbursement shall be calculated in accordance with CSL's Corporate Policies and Procedures Manual and promptly paid to Employee.

                 C) In the event that Employee's employment terminates by reason of his death, all benefits provided in this Paragraph 7 shall be paid to Employee's estate or as his executor or personal representative shall direct, but payment may be deferred until Employee's executor or personal representative has been appointed and qualified pursuant to the law in effect in Employee's jurisdiction of residence at the time of his death;

                 D)       Registration Right.

                          i) Upon and following the occurrence of a Registration Event, Employee shall have the right, but not the obligation, to:

                                  (A)      Upon the written request of the
                                           Employee delivered to the Company,
                                           the Company will cause up to 100% of
                                           the shares of Common Stock
                                           beneficially owned by Employee
                                           (directly or indirectly) as of the
                                           date of such termination, plus all
                                           shares of Common Stock that Employee
                                           may acquire after his termination
                                           pursuant to the exercise of stock
                                           options held by Employee
                                           (collectively, the "Registrable
                                           Securities") to be included in a
                                           registration statement under the
                                           Securities Act of 1933, as amended
                                           ("Securities Act").  The Company
                                           will not be required to file more
                                           than two (2) registration statements
                                           under this Paragraph D(i)(A) and
                                           shall not be required to file more
                                           than one registration statement
                                           under this paragraph D(i)(A) during
                                           each 12 month period after the date
                                           of the Registration Event; and

                                  (B)      If the Company at any time proposes
                                           to register any of its securities
                                           under the Securities Act for sale to
                                           the public, whether for its own
                                           account or for the account of other
                                           security holders or both (except
                                           with respect to registration
                                           statements on Forms S-4 or S-8 or
                                           another form not

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                                           available for registering the
                                           Registrable Securities for sale to
                                           the public), each such time it will
                                           give written notice to Employee of
                                           its intention so to do.  Upon the
                                           written request of Employee,
                                           received by the Company within 30
                                           days after the giving of any such
                                           notice by the Company, the Company
                                           will cause the Registrable
                                           Securities as to which registration
                                           shall have been so requested to be
                                           included in the securities to be
                                           covered by the registration
                                           statement proposed to be filed by
                                           the Company, all to the extent
                                           requisite to permit the sale or
                                           other disposition by Employee (in
                                           accordance with its written request)
                                           of such Registrable Securities so
                                           registered; provided, however, that
                                           if the managing underwriter of the
                                           Company's offering delivers in good
                                           faith a written opinion to Employee
                                           that either because of (A) the kind
                                           of securities which the Employee or
                                           the Company intends to include in
                                           the offering or (B) the size of the
                                           offering which Employee or the
                                           Company intend to make, the success
                                           of the offering or the market for
                                           the Company's common stock would be
                                           materially and adversely affected by
                                           the inclusion of the Registrable
                                           Securities requested to be included
                                           (I) in the event that the size of
                                           the offering is the basis for the
                                           managing underwriter's opinion, the
                                           amount of the securities to be
                                           offered for the account of the
                                           Employee and each other person
                                           registering securities of the
                                           Company pursuant to similar
                                           incidental registration rights shall
                                           be reduced pro rata to the extent
                                           necessary to reduce the total amount
                                           of securities to be included in such
                                           offering to the amount reasonably
                                           recommended by such managing
                                           underwriter; and (II) in the event
                                           that the combination of securities
                                           to be offered is the basis of such
                                           managing underwriter's opinion, 1)
                                           the Registrable Securities and other
                                           securities to be included in such
                                           offering shall be reduced as
                                           described in clause (I) above or, 2)
                                           if the actions described in clause
                                           (I) would, in the reasonable
                                           judgment of the managing
                                           underwriter, be insufficient to
                                           substantially eliminate the material
                                           and adverse effect that inclusion of
                                           the Registrable Securities requested
                                           to be included would have on such
                                           offering, such Registrable
                                           Securities will be excluded from
                                           such offering.  Notwithstanding the
                                           foregoing provisions, the Company
                                           may withdraw any registration
                                           statement referred to in this
                                           Paragraph D(i)(B) without thereby
                                           incurring any liability to

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                                           Employee.  The Company shall not be
                                           required to register shares of
                                           Registrable Securities of Employee
                                           after the Company has filed two (2)
                                           registration statements which
                                           included Registrable Securities and
                                           such registration statements have
                                           become effective, remained effective
                                           for the period of distribution, and
                                           the transaction described therein
                                           were closed.

                          (ii) If and whenever the Company is required by Paragraph 7D(i)(A) to effect a demand registration or Paragraph 7D(i)(B) to effect a piggy back registration, the Company shall as expeditiously as possible:

                                  (a) prepare and file with the Securities and Exchange Commission
                                           ("Commission") a registration
                                           statement (which, in the case of an
                                           underwritten public offering shall
                                           be on Form S-1, Form S-2, Form S-3,
                                           any successor forms thereto, or
                                           other form of general applicability
                                           satisfactory to the managing
                                           underwriter selected as therein
                                           provided) with respect to such
                                           securities and use its best efforts
                                           to cause such registration statement
                                           to become and remain effective for
                                           the period of the distribution
                                           contemplated thereby ( as determined
                                           hereinafter ); provided, however
                                           that the Company may postpone the
                                           filing, effectiveness, supplementing
                                           or amending of the registration
                                           statement for up to 90 days if, in
                                           the good faith opinion of the
                                           Company's Board of Directors, the
                                           registration or sale of Registrable
                                           Securities would adversely affect a
                                           material financing, acquisition,
                                           disposition of assets or stock,
                                           merger or other comparable
                                           transaction or would require the
                                           Company to make public disclosure of
                                           information the public disclosure of
                                           which would have a material adverse
                                           effect upon the Company.  During any
                                           time that the Company defers
                                           amending or supplementing the
                                           registration statement, the holders
                                           of Registrable Securities shall
                                           discontinue disposing of Registrable
                                           Securities;

                                  (b)      subject to the proviso in
                                           subparagraph (a), prepare and file
                                           with the Commission such amendments
                                           and supplements to such registration
                                           statement and the prospectus used in
                                           connection therewith as may be
                                           necessary to keep such registration
                                           statement effective for the period
                                           of distribution and comply with the
                                           provisions of the Securities Act
                                           with respect to the disposition of
                                           all Registrable Securities


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                                           covered by such registration
                                           statement in accordance with the
                                           intended method of disposition set
                                           forth in such registration
                                           statement for such period;

                                  (c)      furnish to Employee and to each
                                           underwriter such number of copies of
                                           the registration statement and the
                                           prospectus included therein
                                           (including each preliminary
                                           prospectus) as such persons
                                           reasonably may request in order to
                                           facilitate the public sale or other
                                           disposition of the Registrable
                                           Securities covered by such
                                           registration statement;

                                  (d)      use its best efforts to register or
                                           qualify the Registrable Securities
                                           covered by such registration
                                           statement under the securities or
                                           "blue sky" laws of such
                                           jurisdictions as the Employee or, in
                                           the case of an underwritten public
                                           offering, the managing underwriter
                                           reasonably shall request, provided
                                           however, that the Company shall not
                                           for any such purpose be required to
                                           qualify generally to transact
                                           business as a foreign corporation in
                                           any jurisdiction where it is not so
                                           qualified or to consent to general
                                           service of process in any such
                                           jurisdiction;

                                  (e)      use its best efforts to list or
                                           qualify for quotation the
                                           Registrable Securities covered by
                                           such registration statement with any
                                           securities exchange or inter-dealer
                                           quotation system on which the common
                                           stock of the Company is then listed
                                           or quoted;

                                  (f)      notify Employee at any time when a
                                           prospectus relating to Registrable
                                           Securities is required to be
                                           delivered under the Securities Act
                                           or the happening of any event as a
                                           result of which the prospectus
                                           included in such registration
                                           statement contains an untrue
                                           statement of a material fact or
                                           omits any fact necessary to make the
                                           statements therein not misleading,
                                           and, at the request of Employee, the
                                           Company will prepare a supplement or
                                           amendment to such prospectus so
                                           that, as thereafter delivered to the
                                           purchasers of such Registrable
                                           Securities, such prospectus will not
                                           contain an untrue statement of a
                                           material fact or omit to state any
                                           fact necessary to make the
                                           statements therein not misleading,
                                           provided that the 180-day period
                                           described below will be tolled from
                                           the time a prospectus contains such
                                           a statement or omission until a
                                           prospectus correcting such statement
                                           or



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                                           omission has been delivered to the
                                           Employee and may be delivered to the
                                           purchasers of such Registrable
                                           Securities in compliance with the
                                           Securities Act.

                                  (g) notify the Employee immediately, and confirm the notice in writing, (1) when the registration statement becomes effective, (2) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of qualification of the Registrable Securities for sale in any jurisdiction or of the initiation, or the threatening, of any proceedings for that purpose, and
                                           (4) of the receipt of any comments,
                                           or requests for additional
                                           information, from the Commission or
                                           any state regulatory authority.  If
                                           the Commission or any state
                                           regulatory authority shall enter
                                           such a stop order or order
                                           suspending qualification at any
                                           time, the Company will promptly use
                                           its best reasonable efforts to
                                           obtain the lifting of such order;
                                           and

                                  (h)      otherwise use its best efforts to
                                           comply with-all applicable rules and
                                           regulations of the Commission, and
                                           make available to its security
                                           holders as soon as reasonably
                                           practicable, but not later than 15
                                           months after the effective date of
                                           the registration statement, a
                                           statement covering a period of at
                                           least 12 months beginning after the
                                           effective date of the registration
                                           statement, which earnings statement
                                           shall satisfy the provisions of
                                           Section 11(a) of the Securities Act.

         For purposes hereof, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof.

         In connection with each registration hereunder, Employee will furnish to the Company in writing such information with respect to it as a stockholder as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Paragraph 7(D) hereof covering an underwritten public offering, the Company and Employee agree to use their best efforts to select a managing underwriter (and any co- managers) and to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

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                          (iii)   All expenses incurred by the Company in
                                  complying with Paragraph 7(D) hereof,
                                  including, without limitation, all
                                  registration and filing fees, printing
                                  expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the Employee but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

                                  (a)      The Company shall pay all
                                           Registration Expenses attributable
                                           to the shares of Registrable
                                           Securities included in the
                                           registration in connection with each
                                           registration statement under
                                           Paragraph 7(D) hereof.

                                  (b)      All Selling Expenses in connection
                                           with each registration statement
                                           under Paragraph 7(D) hereof shall be
                                           borne by the Employee and any other
                                           selling stockholder in proportion to
                                           the number of shares sold by each
                                           stockholder, or by such other
                                           selling stockholders.

                          (iv) Subject to applicable law, the Company will indemnify each underwriter, the Employee and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue statement of a material fact contained in the registration statement, or any omission to state a material fact required to be stated in the registration statement or necessary to make the statements not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any applicable rule or regulation. This indemnification will not apply to any claims, losses, damages or liabilities to the extent that they may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such underwriter, the Employee or controlling person, respectively, expressly for use in the registration statement. With respect to such untrue statement or omission in the information furnished in writing to the Company by the Employee, the Employee will indemnify the underwriters, the Company, its directors and officers, and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject as a result of such untrue statement or omission.

                          (v) The registration rights of the Employee under this Agreement may be transferred to any trust formed by Employee to hold shares of common stock and to any member of the family of the Employee.

                 E) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, the Company's obligations under this Paragraph 7 shall be assumed by such surviving or resulting corporation.

                 F) The Employee shall not be required to mitigate the amount of any payment provided for in this Paragraph 7 by seeking other employment or otherwise.

         8. CONFIDENTIALITY. Employee hereby acknowledges his understanding that as a result of his employment by CSL, he will have access to, and possession of, valuable and important confidential or proprietary data, documents and information concerning CSL, its operations and its future plans. Employee hereby agrees that he will not, either during the term of his employment with CSL, or at any time after the term of his employment with CSL, divulge or communicate to any person or entity, or direct any employee or agent of CSL or of his to divulge or communicate to any person or entity, or use to the detriment of CSL or for the benefit of any other person or entity, or make or remove any copies of, such confidential information or proprietary data or information, whether or not marked or otherwise identified as confidential or secret. Upon any termination of this Agreement for any reason whatsoever, Employee shall surrender to CSL any and all materials, including but not limited to drawings, manuals, reports, documents, lists, photographs, maps, surveys, plans, specifications, accountings and any and all other materials relating to the Company or any of its business, including all copies thereof, that Employee has in his possession, whether or not such material was created or compiled by Employee, but excluding, however, personal memorabilia belonging to Employee and notes taken by him as a member of the Board of Directors. With the exception of such excluded items, materials, etc., Employee acknowledges that all such material is solely the property of CSL, and that Employee has no right, title or interest in or to such materials. Notwithstanding anything to the contrary set forth in this Paragraph 8, the provisions of this Paragraph 8 shall not apply to information which: (i) is or becomes generally available to the public other than as a result of disclosure by Employee, or (ii) is already known to Employee as of the date of this Agreement from sources other than CSL, or (iii) is required to be disclosed by law or by regulatory or judicial process.

         9. NON-COMPETITION; NON-SOLICITATION. Employee hereby agrees that during the term of his employment with the Company and for a period of one (1) year after any termination for any reason whatsoever of this Agreement, he will not and will cause his Affiliates not to, directly or indirectly, acquire, develop or operate senior living facilities anywhere in the United States, other than through the Company and its subsidiaries except as otherwise requested by the Company. CSL hereby acknowledges and agrees that (i) Employee's ownership of a class of securities listed on a stock exchange or traded on the over-the-counter market that represents five percent (5%) or less of the number of shares of such class of securities then issued and outstanding, and (ii) Employee's services to Tri Point Communities, L.P. and Tri Point Development, Inc. to own and develop senior living facilities for the benefit of the Company shall not constitute a violation of this Paragraph 9. Following the termination for any reason of Employee's employment, Employee shall not for himself or any third party, directly or indirectly employ, solicit for employment, or recommend for employment any person employed by the Company or its affiliated companies during the period of such person's employment and for a period of two (2) years thereafter.

         The parties hereto have carefully considered the necessity for protection of the goodwill and business of the Company and the scope of such protection. Employee acknowledges that the restrictions, prohibitions and other provisions of this Section 9 are reasonable, fair and equitable in scope, terms and duration, are necessary and essential to protect the legitimate business interests and goodwill of the Company, are a material inducement to the Company to enter into the transactions contemplated by this Agreement and that adequate consideration has been and will be received by Employee for such restrictions, prohibitions and other provisions.

         10. WORK PRODUCT. The Employee agrees that all innovations, improvements, developments, methods, designs, analyses, reports and all similar or related information which relates to the Company's or any of its subsidiaries' or affiliates' actual or anticipated business, or existing or future products or services and which are conceived, developed or made by the Employee while employed by the Company ("Work Product") belong to the Company or such subsidiary or affiliate. The Employee will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the employment period) to establish and to confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

         11. LEGAL ACTION. In the event of a breach by Employee of the provisions of Paragraphs 8, 9, or 10, Employee and the Company agree that the Company, shall, in addition to any other available remedies, be entitled to an injunction restraining Employee from violating the terms of the applicable Paragraph and that said injunction is appropriate and proper relief for such violation.

         12. NOTICES. All notices and other communications provided to either party hereto under this Agreement shall be in writing and delivered by hand delivery, overnight courier service or certified mail, return receipt requested, to the party being notified at said party's address set forth adjacent to said party's signature on this Agreement, or at such other address as may be designated by a party in a notice to the other party given in accordance with this Agreement. Notices given by hand delivery or overnight courier service shall be deemed received on the date of delivery shown on the courier's delivery receipt or log. Notices given by certified mail shall be deemed received three (3) days after deposit in the U.S. Mail.

         13. CONSTRUCTION. In construing this Agreement, if any portion of this Agreement shall be found to be invalid or unenforceable, the remaining terms and provisions of this Agreement shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provision. In construing this Agreement, the singular shall include the plural, the masculine shall include the feminine and neuter genders, as appropriate, and no meaning or effect shall be given to the captions of the paragraphs in this Agreement, which are inserted for convenience of reference only.

         14. CHOICE OF LAW; SURVIVAL. This Agreement shall be governed and construed in accordance with the internal laws of the State of Texas without resort to choice of law principles. The provisions of Paragraphs 7, 8, 9, and 10 shall survive the termination of this Agreement for any reason whatsoever.

         15. INTEGRATION; AMENDMENTS. This is an integrated Agreement. This Agreement constitutes and is intended as a final expression and a complete and exclusive statement of the understanding and agreement of the parties hereto with respect to the subject matter of this Agreement. All negotiations, discussions and writings between the parties hereto relating to the subject matter of this Agreement are merged into this Agreement, and there are no rights conferred, nor promises, agreements, conditions, undertakings, warranties or representations, oral or written, expressed or implied, between the undersigned parties as to such matters other than as specifically set forth herein. No amendment or modification of or addendum to, this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced.

         16. BINDING EFFECT. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; PROVIDED, HOWEVER, that Employee shall not be entitled to assign his interest in this Agreement (except for an assignment by operation of law to his estate), or any portion hereof, or any rights hereunder, to any party. Any attempted assignment by Employee in violation of this Paragraph 16 shall be null, void, ab initio and of no effect of any kind or nature whatsoever.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above to be effective as of the date specified in the preamble of this Agreement.

                                            CAPITAL SENIOR LIVING
                                            CORPORATION
                                            a  Delaware corporation


Address:
14160 Dallas Parkway, #300
Dallas, TX  75240                           By: /s/ JAMES A. STROUD
                                               -------------------------
                                            Its:    COO
                                                ------------------------

                                                   EMPLOYEE:  JEFFREY L. BECK


Address:
6211 Raintree Court                                /s/ JEFFREY L. BECK
Dallas, TX  75240                                  ----------------------------
                                                       Jeffrey L. Beck